DIME COMMUNITY BANCORP, INC. 1996 STOCK OPTION PLAN FOR OUTSIDE
                               DIRECTORS,
                         OFFICERS AND EMPLOYEES
       NON-QUALIFIED STOCK OPTION AGREEMENT FOR OUTSIDE DIRECTORS




                                                           -     -
   ------------------------                            ---- ----- --------
      NAME OF OPTIONEE                                SOCIAL SECURITY NUMBER


   --------------------------------------------------------------------------
                                     STREET ADDRESS


    -----------------------       -------------       ------------
        CITY                      STATE               ZIP CODE


This Non-Qualified Stock Option Agreement is intended to set forth the terms and conditions on which a Non-Qualified Stock Option has been granted under the Dime Community Bancorp, Inc. 1996 Stock Option Plan for Outside Directors, Officers and Employees. Set forth below are the specific terms and conditions applicable to this Non-Qualified Stock Option. Attached as Exhibit A are its general terms and conditions.

         Option Grant                  (A)               (B)               (C)               (D)              (E)
                    Grant Date:
      Class of Optioned Shares*      Common            Common            Common            Common           Common
        No. of Optioned Shares*
      Exercise Price Per Share*
            VESTING
        Earliest Exercise Date*
        Option Expiration Date*

*SUBJECT TO ADJUSTMENT AS PROVIDED IN THE PLAN AND THE GENERAL TERMS AND CONDITIONS.

By signing where indicated below, Dime Community Bancorp, Inc. (the "Company") grants this Non-Qualified Stock Option upon the specified terms and conditions, and the Optionee acknowledges receipt of this Non-Qualified Stock Option Agreement, including Exhibit A, and agrees to observe and be bound by the terms and conditions set forth herein.

DIME COMMUNITY BANCORP, INC.                       OPTIONEE



By        ----------------------------------        -----------------------
                 NAME: VINCENT F. PALAGIANO
                TITLE: CHAIRMAN OF THE BOARD AND
                       CHIEF EXECUTIVE OFFICER

INSTRUCTIONS: This page should be completed by or on behalf of the Compensation Committee. Any blank space intentionally left blank should be crossed out. An option grant consists of a number of optioned shares with uniform terms and condition. Where options are granted on the same date with varying terms and conditions (for example, varying exercise prices or earliest exercise dates), the options should be recorded as a series of grants each with its own uniform terms and conditions.

                                   EXHIBIT A

  DIME COMMUNITY BANCORP, INC. 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS,
                             OFFICERS AND EMPLOYEES
          NON-QUALIFIED STOCK OPTION AGREEMENT FOR OUTSIDE DIRECTORS

                         GENERAL TERMS AND CONDITIONS


          SECTION 1.   NON-QUALIFIED  STOCK  OPTION.   The Company intends the
Option evidenced hereby not to be an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986.

          SECTION 2.   OPTION PERIOD.   (a)   Subject  to  section  2(b),  the
Optionee shall have the right to purchase all or any portion of the optioned Common Stock at any time during the period ("Option Period") commencing on the Earliest Exercise Date and ending on the earliest to occur of the following dates:

                  (i) removal for cause in accordance  with  the Company's
            bylaws; or

                  (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

            (b) Upon the termination of the Optionee's Service with the Company, any Option granted hereunder whose Earliest Exercise Date has not occurred is deemed forfeited. For this purpose, an Optionee's Service shall be deemed to continue for so long as the Optionee is serving as an officer, employee, outside director, advisory director, emeritus director or consultant to the Company or is subject to and is observing the terms of a written agreement restricting his ability to compete or imposing other restrictive covenants.

          SECTION 3. EXERCISE PRICE. During the Option Period, and after the applicable Earliest Exercise Date, the Optionee shall have the right to purchase all or any portion of the Optioned Common Stock at the Exercise Price per Share.

          SECTION 4.   METHOD  OF  EXERCISE.   The  Optionee  may, at any time
during the Option Period provided by section 2, exercise his right to purchase all or any part of the optioned Common Stock then available for purchase; PROVIDED, HOWEVER, that the minimum number of shares of optioned Common Stock which may be purchased shall be one hundred (100) or, if less, the total number of shares of optioned Common Stock then available for purchase. The Optionee shall exercise such right by:

            (a) giving written notice to the Committee, in the form attached hereto as Appendix A; and

            (b) delivering to the Committee full payment of the Exercise Price for the Optioned Shares to be purchased.

The date of exercise shall be the earliest date practicable following the date the requirements of this section 4 have been satisfied, but in no event more than three (3) days after such date. Payment shall be made (i) in United States dollars by certified check, money order or bank draft made payable to the order of Dime Community Bancorp, Inc., (ii) in Shares duly endorsed for transfer and with all necessary stock transfer tax stamps attached, already owned by the Optionee and having a fair market value equal to the Exercise Price, such fair market value to be determined in such manner as may be provided by the Committee or as may be required in order to comply with or conform to the requirements of any applicable laws or regulations, or (iii) in a combination of (i) and (ii).

SECTION 5.   DELIVERY  AND  REGISTRATION  OF  OPTIONED  SHARES.  As  soon as is practicable following the date on which the Optionee has satisfied the requirements of section 4, the Committee shall take such action as is necessary to cause the Company to issue a stock certificate evidencing the Optionee's ownership of the optioned Common Stock that has been purchased. The Optionee shall have no right to vote or to receive dividends, nor have any other rights with respect to optioned Common Stock, prior to the date as of which such optioned Common Stock is transferred to the Optionee on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected. The obligation of the Company to deliver Common Stock under this Agreement shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the person to whom such Common Stock is to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Common Stock or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Common Stock under this Agreement prior to (a) the admission of such Common Stock to listing on any stock exchange on which Common Stock may then be listed, or (b) the completion of such registration or other qualification under any state or federal law, rule or regulations as the Committee shall determine to be necessary or advisable.

           SECTION 6. ADJUSTMENTS IN THE EVENT OF REORGANIZATION. In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of shares of Common Stock held by each person who is then a shareholder of record, the number of shares of Common Stock subject to the option granted hereunder and the Exercise Price per share of such option shall be adjusted in accordance with section 5.3 of the Plan to account for such event. In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, the option granted hereunder shall be canceled or adjusted in accordance with the Plan. In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares or a regular quarterly cash dividend), including a dividend which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes, or otherwise than by dividend makes distribution of property to the holders of its Shares, at the election of the Committee, the Company (i) shall make an equivalent payment to each Person holding an outstanding Option as of the record date for such dividend in accordance with section 5.3 of the Plan and (ii) the Committee, in its discretion applied uniformly to all outstanding Options, may adjust the Exercise Price per Share of outstanding Options in such a manner as the Committee may determine to be necessary to reflect the effect of the dividend or other distribution on the Fair Market Value of a Share.

           SECTION 7.   NO  RIGHT   TO  CONTINUED  SERVICE.   Nothing  in  this
Agreement nor any action of the Board or Committee with respect to this Agreement shall be held or construed to confer upon the Optionee any right to a continuation of service by the Company. The Optionee may be dismissed or otherwise dealt with as though this Agreement had not been entered into.

          SECTION 8. TAXES. Where any person is entitled to receive shares pursuant to the exercise of the Option granted hereunder, the Company shall have the right to require such person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares to cover the amount required to be withheld.

          SECTION 9. NOTICES. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

            (a) If to the Committee:

                  Dime Community Bancorp, Inc.


                  Attention:  COMPENSATION COMMITTEE

           (b) If to the Optionee, to the Optionee's address as shown in the Company's personnel records.

         SECTION 10. RESTRICTIONS ON TRANSFER. The option granted hereunder shall not be subject in any manner to anticipation, alienation or assignment, nor shall such option be liable for or subject to debts, contracts, liabilities, engagements or torts, nor shall it be transferable by the Optionee other than by will or by the laws of descent and distribution or as otherwise permitted by the Plan.

         SECTION 11. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and shall be binding upon the Company and the Optionee and their respective heirs, successors and assigns.

         SECTION 12. CONSTRUCTION OF LANGUAGE. Whenever appropriate in the Agreement, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Agreement, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

         SECTION 13.   GOVERNING  LAW.   This  Agreement  shall  be construed,
administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal law.

         SECTION 14. AMENDMENT. This Agreement may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written agreement between the Company and the Optionee.

          SECTION 15. PLAN PROVISIONS CONTROL. This Agreement and the rights and obligations created hereunder shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the terms of the Plan, which are incorporated herein by reference, shall control. By signing this Agreement, the Optionee acknowledges receipt of a copy of the Plan.

          SECTION 16.   CHANGE  IN  CONTROL.   This  Option is granted  with  a
related Limited Appreciation Right that is exercisable only in the event of a change in control. A "change in control" shall be as defined in the Plan.

               APPENDIX A TO STOCK OPTION AGREEMENT

        DIME COMMUNITY BANCORP, INC. 1996 STOCK OPTION PLAN

           FOR OUTSIDE DIRECTORS, OFFICERS AND EMPLOYEES

                NOTICE OF EXERCISE OF STOCK OPTION

 USE THIS NOTICE TO INFORM THE COMMITTEE ADMINISTERING THE DIME COMMUNITY BANCORP, INC. 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS, OFFICERS AND EMPLOYEES ("PLAN") THAT YOU ARE EXERCISING YOUR RIGHT TO PURCHASE SHARES OF COMMON STOCK ("SHARES") OF DIME COMMUNITY BANCORP,INC. ("DIME") PURSUANT TO AN OPTION ("OPTION") GRANTED UNDER THE PLAN. IF YOU ARE NOT THE PERSON TO WHOM THE OPTION WAS GRANTED("OPTION RECIPIENT"),YOU MUST ATTACH TO THIS NOTICE PROOF OF YOUR RIGHT TO EXERCISE THE OPTION GRANTED UNDER THE STOCK OPTION AGREEMENT ENTERED INTO BETWEEN DIME AND THE OPTION RECIPIENT ("AGREEMENT"). THIS NOTICE SHOULD BE PERSONALLY DELIVERED OR MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO: DIME COMMUNITY BANCORP, INC., C/O THE DIME SAVINGS BANK OF WILLIAMSBURGH, 209 HAVEMEYER STREET, BROOKLYN, NEW YORK
 11211, ATTENTION:  CORPORATE SECRETARY.   THE EFFECTIVE DATE OF THE EXERCISE OF
 THE OPTION SHALL BE THE EARLIEST DATE PRACTICABLE FOLLOWING THE DATE THIS NOTICE IS RECEIVED BY DIME, BUT IN NO EVENT MORE THAN THREE DAYS AFTER SUCH
 DATE ("EFFECTIVE DATE").   EXCEPT  AS  SPECIFICALLY PROVIDED TO THE CONTRARY
 HEREIN, CAPITALIZED TERMS SHALL HAVE THE MEANINGS ASSIGNED TO THEM UNDER THE PLAN. THIS NOTICE IS SUBJECT TO ALL OF THE TERMS AND CONDITIONS OF THE PLAN AND THE AGREEMENT.

 OPTION INFORMATION IDENTIFY BELOW THE OPTION THAT YOU ARE EXERCISING BY PROVIDING THE FOLLOWING INFORMATION FROM THE STOCK OPTION AGREEMENT.

 NAME OF OPTIONEE: ____________________________________________________________

 OPTION GRANT DATE:_____________, _____ EXERCISE PRICE PER SHARE: $_______.____
                  (MONTH AND DAY) (YEAR)

 EXERCISE PRICE:COMPUTE THE EXERCISE PRICE BELOW AND SELECT A METHOD OF PAYMENT.

 Total Exercise Price ______________ x $________.______ = $_____________________
                      (No. of Shares)   (Exercise Price)    Total Exercise Price

     METHOD OF PAYMENT

 ___ I enclose a certified check, money order, or bank draft payable to the order of Dime Community Bancorp, Inc. in the amount of $__________

 ___ I enclose Shares duly endorsed for transfer to Dime with all stamps attached and having a fair market value of $__________________

		Total Exercise Price       $__________________

 ISSUANCE OF CERTIFICATES
 I hereby direct that the stock certificates representing the Shares purchased pursuant to section 2 above be issued to the following person(s) in the amount specified below:


   NAME AND ADDRESS                 SOCIAL SECURITY NO.         NO. OF SHARES
__________________________________  ______-____-_______     ___________________
__________________________________

__________________________________  ______-____-_______     ___________________
__________________________________

 WITHHOLDING ELECTIONS FOR EMPLOYEE OPTION RECIPIENTS WITH NON-QUALIFIED STOCK OPTIONS ONLY.

 BENEFICIARIES AND OUTSIDE DIRECTORS SHOULD NOT COMPLETE.

 I understand that I am responsible for the amount of federal, state and local taxes required to be withheld with respect to the Shares to be issued to me pursuant to this Notice, but that I may request Dime to retain or sell a sufficient number of such Shares to cover the amount to be withheld.
 I hereby request that any taxes required to be withheld be paid in the following manner [check one]:



 __ With a certified or bank check that I will deliver to the Administrator on the day after the Effective Date of my Option exercise.

 __ With the proceeds from a sale of Shares that would otherwise be distributed to me.

 __ Retain shares that would otherwise be distributed to me.


 I understand that the withholding elections I have made on this form are not binding on the Committee, and that the Committee will decide the amount to be withheld and the method of withholding and advise me of its decision prior to the Effective Date. I further understand that the Committee may request additional information or assurances regarding the manner and time at which I will report the income attributable to the distribution to be made to me.

 I further understand that if I have elected to have Shares sold to satisfy tax withholding, I may be asked to pay a minimal amount of such taxes in cash in order to avoid the sale of more Shares than are necessary.

 COMPLIANCE WITH TAX AND SECURITIES LAWS

      I understand that I must rely on, and consult with, my own tax and S H legal counsel (and not Dime Community Bancorp, Inc.) regarding the I E application of all laws -- particularly tax and securities laws -- to G R the transactions to be effected pursuant to my Option and this Notice. N E I understand that I will be responsible for paying any federal, state and local taxes that may become due upon the sale (including a sale pursuant to a "cashless exercise") or other disposition of Shares issued pursuant to this Notice and that I must consult with my own tax advisor regarding how and when such income will be reportable.

                 ---------------------            ----------------
                   Signature                        Date

         -----------------------------------------------------------------_
                                      Address


                                   INTERNAL USE ONLY
 Corporate Secretary
 Received [CHECK ONE]:          ___  By Hand       ___  By Mail Post Marked

                                                         -----------------
                                                         DATE OF POST MARK

  By       -------------------------------               -----------------
           AUTHORIZED SIGNATURE                           DATE OF RECEIPT


 APPENDIX B TO STOCK OPTION AGREEMENT

  DIME COMMUNITY BANCORP, INC. 1996
          STOCK OPTION PLAN

 FOR OUTSIDE DIRECTORS, OFFICERS AND
              EMPLOYEES

        BENEFICIARY DESIGNATION FORM

GENERAL INFORMATION
 USE THIS FORM TO DESIGNATE THE BENEFICIARY(IES) WHO MAY EXERCISE OPTIONS OUTSTANDING TO YOU AT THE TIME OF YOUR DEATH.

Name of Person
Making a Designation___________________________________________________

Social Security Number________-______-________



BENEFICIARY DESIGNATION

COMPLETE SECTIONS A AND B. IF NO PERCENTAGE SHARES ARE SPECIFIED, EACH BENEFICIARY IN THE SAME CLASS (PRIMARY OR CONTINGENT) SHALL HAVE AN EQUAL SHARE. IF ANY DESIGNATED BENEFICIARY PREDECEASES YOU, THE SHARES OF EACH REMAINING BENEFICIARY IN THE SAME CLASS (PRIMARY OR CONTINGENT) SHALL BE INCREASED PROPORTIONATELY.

A.  PRIMARY BENEFICIARY(IES).   I  hereby  designate  the following person
    as my primary Beneficiary under the Plan, reserving the right to change or revoke this designation at any time prior to my death:

                 NAME                                 ADDRESS                   RELATIONSHIP        BIRTHDATE          SHARE
______________________________________  ______________________________________   ______________    ______________    ___________%
                                        ______________________________________
______________________________________
                                        ______________________________________   ______________    ______________    ___________%
                                        ______________________________________
______________________________________
                                        ______________________________________   ______________    ______________    ___________%
                                        ______________________________________                                       Total= 100%

B. CONTINGENT BENEFICIARY(IES). I hereby designate the following person(s) as my contingent Beneficiary(ies) under the Plan to receive benefits only if all of my primary Beneficiaries should predecease me, reserving the right to change or revoke this designation at any time prior to my death as to all outstanding Options:

                 NAME                             ADDRESS                          RELATIONSHIP        BIRTHDATE          SHARE
______________________________________  ______________________________________   ______________    ______________    ___________%
                                        ______________________________________
______________________________________
                                        ______________________________________   ______________    ______________    ___________%
                                        ______________________________________
______________________________________
                                        ______________________________________   ______________    ______________    ___________%
                                        ______________________________________                                     Total    =  100%


S H I understand that this Beneficiary Designation shall be effective only I E if properly completed and received by the Corporate Secretary of Dime G R Community Bancorp, Inc. prior to my death, and that it is subject to N E all of the terms and conditions of the Plan. I also understand that an effective Beneficiary designation revokes my prior designation(s) with respect to all outstanding Options.



     -------------------------------                   -------------
              YOUR SIGNATURE                             Date


                        INTERNAL USE ONLY



 This Beneficiary Designation was received by the Corporate       Comments
 Secretary of Dime Community Bancorp, Inc. on the date
 Indicated.



By  ----------------------------     ------------               ____________
      AUTHORIZED SIGNATURE           DATE